United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 10, 2020

Communications Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)
001-31588		41-0957999
(Commission File Number)		(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN		55343
(Address of Principal Executive Offices)		(Zip Code)

952- 996-1674
Registrant’s Telephone Number, Including Area Code

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	JCS	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 10, 2020, the Board of Directors of Communications Systems, Inc. (the "Company") amended the Company's Bylaws to allow the Company to hold remote or virtual shareholder meetings as permitted under Minnesota law. The Company intends to hold its 2020 annual meeting of shareholders on June 17, 2020 and wanted the ability to hold a virtual annual meeting if the Company determines it would be appropriate in light of ongoing concerns and uncertainty about the Covid-19 coronavirus. This description of the amendments is qualified in its entirety by reference to the complete text of the amendments to the Company's Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

The Company’s Board of Directors, upon recommendation of Nominating Committee of the Board of Directors, will nominate Michael R. Zapata for election as at the Company’s 2020 Annual Meeting of Shareholders, scheduled for June 17, 2020. Mr. Zapata currently serves as the Executive Chairman, President and Chief Executive Officer of Schmitt Industries, Inc. Mr. Zapata is also the founder and Managing Member of Sententia Capital Management, LLC, a value investing focused investment management firm. On January 28, 2020, in a Schedule 13D/A filing made by Mario J. Gabelli and various entities associated with Mr. Gabelli, the filing entities stated they intended to nominate Mr. Zapata as a director of the Company. Subsequent to that 13D/A filing, members of the Nominating Committee and Board met with Mr. Zapata and decided to nominate him and recommend his election to Company’s Board of Directors.

The Company will include detailed biographical information about Mr. Zapata and the Company's complete slate of nominees for election at the 2020 Annual Meeting of Shareholders in its definitive Proxy Statement for the Annual meeting, a copy of which be filed with the Securities and Exchange Commission on or before April 29, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Name
3.1	Amendments effective April 10, 2020 to Bylaws of Communications Systems, Inc.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Mark D. Fandrich
Mark D. Fandrich, Chief Financial Officer

Date:  April 13, 2020

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